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      Supplement Dated October 1, 1996 to the:

         Prospectus of the MIMLIC Series Fund, Inc. Dated May 1, 1996

         Prospectus of the Minnesota Mutual Variable Fund D Dated May
         1, 1996

         Prospectus of the Minnesota Mutual Variable Annuity Account Dated May 1, 1996

         Prospectus of the Minnesota Mutual Variable Life Account Dated May 1, 1996

         Prospectus of the Minnesota Mutual Group Variable Annuity Account Dated May 1, 1996

         Prospectus of the Minnesota Mutual Variable Universal Life Account Dated May 1, 1996

     Effective October 1, 1996, pursuant to the approval of a new Sub-Advisory Agreement (the "Voyageur Agreement") by the Fund's Board of Directors, on July 17, 1996, and by the Shareholders of the Growth Portfolio, at a Special Meeting of the Growth Portfolio held on September 30, 1996, the Growth Portfolio of the Fund will be managed by Voyageur Fund Managers, Inc. ("Voyageur Managers"), a Minnesota corporation with offices at 90 South Seventh Street, Suite 4400, Minneapolis, Minnesota 55402. Voyageur Managers is an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"), which is owned approximately 49% by Michael E. Dougherty, 49% by Pohlad Companies and less than 1% by certain retirement plans for the benefit of DFG employees. Mr. Dougherty co-founded the predecessor DFG in 1977 and has served as DFG's Chairman of the Board and Chief Executive Officer since inception. The address of DFG is the same as that of Voyageur Managers. Pohlad Companies is a holding company owned in equal parts by each of James O. Pohlad, Robert C. Pohlad and William M. Pohlad. The address of Pohlad Companies is 3880 Dain Bosworth Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. Voyageur Managers serves as the manager to six closed-end and ten open-end investment companies, (comprising 33 separate investment portfolios), administers numerous private accounts and manages approximately $7.0 billion in assets.

     Under the Voyageur Agreement, the duties of Voyageur Managers will be to furnish ongoing portfolio selection and related research and statistical services in connection with MIMLIC Management's investment advisory activities on behalf of the Fund's Growth Portfolio. MIMLIC Management will continue to supervise and monitor the performance of Voyageur Managers and to provide various administrative services. MIMLIC Management will pay a portion of the investment advisory fee which it receives from the Growth Portfolio under its advisory agreement with the Fund and the Growth Portfolio to Voyageur Managers in exchange for its services under the Voyageur Agreement. The amount received by Voyageur Managers under the Voyageur Agreement is equal to .25% of the Growth Portfolio's average daily net assets.

     The Voyageur Agreement will terminate automatically in the event of its assignment. In addition, the Voyageur Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund's Growth Portfolio and by MIMLIC Management or Voyageur Managers on 60 days' written notice to the other. The Voyageur Agreement will also automatically terminate on any termination of the Investment Advisory Agreement or Supplemental Agreement which are currently in place as between the Fund and MIMLIC Management.

     The Manager of the Growth Portfolio under the Voyageur Agreement will be Mr. James King who since 1990 has been a Senior Equity Portfolio Manager at Voyageur Managers.

      F. 50361 10-96

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